UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
1934
Date of Report (Date of earliest event reported): April 29, 2009
000-51562
Commission file number
AMERICAN COMMERCIAL LINES INC.
(Exact name of registrant as specified in its charter)

Delaware	75-3177794

(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1701 E. Market Street, Jeffersonville, Indiana	47130
(Address of principal executive offices)	(Zip Code)
(812) 288-0100
(Registrant’s telephone number, including area code)
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE.
     On April 29, 2009, American Commercial Lines Inc. (the "Company") held an investor conference call to discuss its financial results for the first quarter ended March 31, 2009. A transcript of this conference call is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. Also attached as Exhibit 99.2 to this Current Report on Form 8-K is the Company’s First Quarter 2009 Earnings Conference Call presentation containing information included in the conference call and incorporated herein by reference. All information included in the transcript and the charts is presented as of March 31, 2009, and the Company does not assume any obligation to correct or update said information in the future.
     The information in Item 7.01, as well as Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit Number	Description

Exhibit 99.1	Earnings conference call transcript, dated April 29, 2009

Exhibit 99.2	First Quarter 2009 Earnings Conference Call Presentation

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN COMMERCIAL LINES INC. (REGISTRANT)
Date: April 29, 2009	By:	/s/ Dawn R. Landry
Dawn R. Landry
Senior Vice President General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit 99.1	Earnings conference call transcript, dated April 29, 2009

Exhibit 99.2	First Quarter 2009 Earnings Conference Call Presentation

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